Supplement dated July 29, 2022
to the following statutory prospectus(es):
Nationwide Accumulator IVUL - Series H dated May 1, 2022
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The Surrender Charge section in the Standard Policy Charges provision is hereby restated as follows:
Surrender Charge
Policies without Surrender Charges
Policies issued with illustrated Premium, minus any illustrated policy loans and surrenders, that is equal to or greater than $100,000 by the end of the tenth policy year will be issued with no surrender charges for all policy years. This is due to Nationwide paying compensation to the broker-dealer firm spread over a period of five policy years, rather than in the year in which the Premium is received, when the policy is issued with qualifying illustrated Premium, minus any illustrated policy loans and surrenders. This may create a conflict of interest for your financial professional. Consult your financial professional. Failure to meet the illustrated Premium, minus any illustrated policy loans and surrenders, will not result in imposition of a surrender charge.
Policies with Surrender Charges
If the requirement for a policy without surrender charges is not met on the Policy Date, a surrender charge is deducted if the policy is surrendered, Lapses, or there is a requested decrease of the Base Policy Specified Amount, see Base Policy Specified Amount Decreases. Surrender charges are deducted from the policy investment options in the same order as monthly deductions are taken, see How Monthly Charges are Deducted. The surrender charge is intended to compensate Nationwide for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability, and establishing policy records, with a margin for profit and overall expenses.
The Base Policy Specified Amount in effect on the Policy Date and any increase of the Base Policy Specified Amount (referred to as segments) will each have their own separate surrender charge table in the Policy Specification Pages. The surrender charge for each Base Policy Specified Amount segment, when added together, will equal the total surrender charge.
The surrender charge for each Base Policy Specified Amount segment of coverage may vary by the Insured's Attained Age, sex, rate class, rate type, any Substandard Rating, and the segment's Specified Amount on the Policy Date or date an increase segment becomes effective, and length of time a segment has been in effect.
Generally, surrender charges will be greater for Insureds who are older or have a tobacco rate type and less for Insureds who are younger or have a non-tobacco rate type. For a given Insured, larger Base Policy Specified Amounts will produce greater surrender charges. A policy owner should request an illustration from his/her financial professional to determine how various levels of coverage impact the policy’s surrender charge.
When considering the potential impact of surrender charges, the policy owner should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Attempting to minimize surrender charges by choosing a lower Base Policy Specified Amount may result in inadequate death benefit coverage.
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The actual surrender charge deducted will be a decreasing percentage of the initial surrender charge for each Base Policy Specified Amount segment of coverage, as set forth in the following table:
Policy year calculated from the Policy Date or effective date of Base Policy Specified Amount Increase:
Surrender Charge, as a percentage of the initial Surrender Charge
1	100%
2	100%
3	100%
4	87.5%
5	75.0%
6	62.5%
7	50.0%
8	37.5%
9	25.0%
10	12.5%
11 and thereafter	0.0%
* The surrender charge duration may vary based on the law in the state where the policy is issued.
Base Policy Specified Amount Decrease
For purposes of determining the applicable surrender charge, requested decreases of the Base Policy Specified Amount will be treated as coming from the most recent increase first. Partial decreases of the Base Policy Specified Amount will result in a proportional surrender charge deduction.
Base Policy Specified Amount decreases that occur as a result of a partial surrender or change in death benefit option will not be assessed a surrender charge at the time of the policy change. Instead, the surrender charge associated with the policy change will be deferred and will continue to reduce over time. If the policy is subsequently terminated by a complete surrender or Lapse, all surrender charges, including any deferred surrender charge, will be deducted.
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